SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

[X] Filed by the Registrant
[   ]Filed by a Party other than the Registrant

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule14a-12

                             BALDOR ELECTRIC COMPANY
                             -----------------------
                (Name of Registrant as Specified in Its Charter)
                     --------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)Title of each class of securities to which transaction applies:
      (2)Aggregate number of securities to which transaction applies:
      (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)Proposed maximum aggregate value of transaction:
      (5)Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)Amount Previously Paid:
      (2)Form, Schedule or Registration Statement No.:
      (3)Filing Party:
      (4)Date Filed:

BALDOR  ELECTRIC  COMPANY
P. O. Box 2400
5711 R. S. Boreham, Jr. Street                        Logo
Fort Smith, Arkansas 72902





March 24, 2000



Shareholders:

You are cordially invited to attend our 2000 Annual Shareholders' Meeting.

On the following pages you will find the Notice of Meeting, which lists the matters to be conducted at the meeting, and the Proxy Statement. Our Shareholders' Meeting will also include a review of 1999 activities with an audio-visual presentation and a discussion of the opportunities and challenges ahead of us. We believe you will find it interesting.

If you plan on attending the Annual Meeting and need information such as directions to the Annual Meeting location or lodging suggestions, please contact the Company's Investor Relations at (501) 646-4711. All shareholders are invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote your proxy as soon as possible.

You can now vote electronically over the internet or by telephone. You may also vote by using a traditional proxy card and mailing it to us in the enclosed postage-paid return envelope. Detailed voting instructions can be found on your proxy card. Your vote is important and we appreciate your continued support.

Sincerely,


/s/ R. S. Boreham, Jr.
----------------------
R. S. Boreham, Jr.
Chairman

BALDOR  ELECTRIC  COMPANY                               Logo
NOTICE OF
ANNUAL MEETING OF SHAREHOLDERS




Time:                            10:30 a.m., local time

Date:                            Saturday, April 29, 2000

Location:                        Breedlove Auditorium of Westark College
                                 5210 Grand Avenue
                                 Fort Smith, Arkansas

Items of Business:               1.     To elect directors; and
                                 2.     To transact such other  business as may
                                        properly  come before the meeting and
                                        all  adjournments thereof.

Record Date:                     Only  shareholders  as of the close of business
                                 on March 10, 2000, are entitled to notice of, and to vote at, the Annual Meeting and all adjournments.

Annual Report:                   Our 1999 Annual Report to  Shareholders  for
                                 the fiscal year ended January 1, 2000 is enclosed. This Annual Report is not a part of the proxy soliciting material.

Proxy Voting:                    Shareholders of record can vote by one of the
                                 following methods:

                                 1.       By telephone
                                 2.       By internet, or
                                 3.       By proxy card

                                 You may revoke your proxy as described in the following Proxy Statement.




By order of the Board of Directors


/s/ Lloyd G. Davis
------------------
Lloyd G. Davis
Secretary

March 24, 2000

                                TABLE OF CONTENTS



                                                                           Page

General Information.....................................................      1

     Date, time, and place of meeting...................................      1
     Company location and proxy mailing.................................      1

Voting   ...............................................................      1

     Shareholders entitled to vote......................................      1
     Quorum.............................................................      1
     Vote by telephone..................................................      1
     Vote by internet...................................................      1
     Vote by mail.......................................................      1
     Vote at the Annual Meeting.........................................      1
     Voting by employee-participants....................................      2
     Proxies............................................................      2
     Cost of proxy solicitation.........................................      2

Proposal 1 - Election of Directors......................................      2

     Nominees...........................................................      3
     Other directors....................................................      3
     General information about the Board of Directors...................      4
     Board of Directors.................................................      4
     Executive Committee................................................      5
     Audit Committee....................................................      5
     Stock Option Committee.............................................      5
     Nominating Committee...............................................      5
     Director compensation..............................................      5

Security Ownership of Certain Beneficial Owners and Management..........      6

Executive Compensation..................................................      8

     Summary compensation table.........................................      8
     Option grants in last fiscal year..................................      9
     Aggregated option exercises in last fiscal year and FY-end
        option values...................................................     10
     Change of control arrangements.....................................     10
     Compensation committee interlocks and insider participation........     10
     Report of the Board of Directors on Executive Compensation.........     11
     Performance graph..................................................     13

Shareholder Proposals and Nomination Deadlines..........................     14

Independent Auditors....................................................     14

Other Matters...........................................................     14

                             BALDOR ELECTRIC COMPANY

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

Date, time, and place of meeting ... The enclosed proxy is solicited on behalf of the Board of Directors of Baldor Electric Company (the "Company") for use at the Annual Meeting of its shareholders. The meeting will be held as follows:

Time: 10:30 a.m., local time   Location: Breedlove Auditorium of Westark College
Date: Saturday, April 29, 2000           5210 Grand Avenue
                                         Fort Smith, Arkansas

Company location and proxy mailing...The Company's principal executive offices are located at 5711 R. S. Boreham, Jr. Street, Fort Smith, Arkansas 72908. This Proxy Statement and the accompanying form of proxy are first being sent to shareholders on or about March 24, 2000.

                                     VOTING

Shareholders entitled to vote ... Only the holders of record of the Company's Common Stock, par value $0.10 per share (the "Common Stock"), at the close of business on March 10, 2000, will be entitled to notice of and to vote at the Annual Meeting. There were 34,034,148 shares of Common Stock of the Company outstanding as of the close of business on March 10, 2000. Each share of Common Stock entitles the holder to one vote on each item of business to be presented for shareholder vote at the Annual Meeting.

Quorum ... A majority of the issued and outstanding shares entitled to vote and represented in person or by proxy will constitute a quorum for the transaction of business at the Annual Meeting. Shares represented by properly executed proxies will be counted for determining whether a quorum exists. The affirmative vote of the holders of a majority of the shares constituting the quorum is required to elect directors.

Vote by telephone ... You can vote your shares by telephone as indicated on the attached proxy card. If you vote by telephone, you do not need to return your proxy card.

Vote by internet ... You may vote your shares over the internet as indicated on the attached proxy card. If you vote over the internet, you do not need to return your proxy card.

Vote by mail ... If you choose to vote by mail, simply mark your proxy, date and sign it, and return it in the enclosed postage-paid envelope.

Vote at the Annual Meeting ... Your vote by telephone, internet, or mail will not limit your right to vote at the Annual Meeting. If you are not a shareholder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

Voting by employee-participants ... The Company maintains the Baldor Electric Company Employees' Profit Sharing and Savings Plan (the "Profit Sharing and Savings Plan"). One of the investment alternatives for employee-participants is the Baldor Stock Fund. Employee-participants have the right to direct the trustee of the Profit Sharing and Savings Plan how to vote the shares of Common Stock that are allocated to their accounts. Employee-participants may also use the methods above - telephone, internet, or mail - to direct the trustee on how to vote their shares. Instructions on the various voting methods can be found on the employee-participants direction card. The Profit Sharing and Savings Plan requires the trustee to vote the shares of Common Stock not yet allocated to the accounts of employee-participants in proportion to the votes cast by employee-participants.

Proxies ... The persons named in the proxy are authorized to vote the shares of the shareholders giving the proxy for any nominee except those nominees with respect to whom authority has been withheld. All shares that have been properly voted - whether by telephone, internet, or mail - and not revoked will be voted at the Annual Meeting in accordance with your instructions. Proxies that are marked to "withhold authority" will have the same effect as if the shares represented thereby were voted against such nominee or nominees. If the form of proxy is signed and returned without any direction given, shares of the Company's Common Stock will be voted FOR the election of the Board's slate of nominees. Properly voted proxies - whether by telephone, internet, or mail - may be revoked at any time before it is exercised either by written notice to the Secretary of the Company or by attending the meeting and voting in person.

Cost of proxy solicitation ... The Company will pay for the cost of the solicitation of proxies. Regular employees of the Company, without additional compensation, may personally solicit proxies or use mail systems, facsimile, telephone, or other reasonable means to solicit proxies. Brokerage firms, banks, nominees, and others will be requested to forward proxy materials to the beneficial owners of the Company's Common Stock held of record by them. Currently, there is no plan to solicit proxies by specially engaged employees or other paid solicitors. However, this may be done if deemed necessary later.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

The Company's Restated Articles of Incorporation and Bylaws, as amended, provide for a classified Board of Directors. The Board is divided into three classes. Each class expires at different times. Three members are to be elected to the Board of Directors in 2000. Each member elected in 2000 will serve for a term of three years.

The persons named in the enclosed form of proxy intend to vote such proxy for the election of the three nominees named below as directors of the Company. Each nominee listed below will be voted FOR unless the shareholder indicates on the form of proxy that the vote for any one or more of the nominees should be withheld or contrary directions are indicated.

The Board of Directors has no reason to doubt the availability of the nominees and each has indicated a willingness to serve if elected. If any nominee shall decline or be unable to serve, the Board of Directors, in their discretion, may either reduce the size of the Board or the proxies will vote for a substitute nominee designated by the Board of Directors.

                Information Regarding the Nominees for Directors
                 to be Elected in 2000 for Terms Ending in 2003


Merlin J. Augustine, Jr. ... Associate Vice Chancellor for Finance and Administration at the University of Arkansas in Fayetteville; Chairman of the Board of Arkansas Science and Technology Authority; Founder and Chief Executive Officer of the M & N Augustine Foundation for Human Development, Inc.

John A. McFarland ... The Company's President since November 1996, Chief Executive Officer since January 2000, Executive Vice President - Sales and Marketing from August 1996 to November 1996, and Vice President - Sales from May 1991 to August 1996.

Robert L. Proost ... Director, Corporate Vice President, Chief Financial Officer, and Director of Administration of A.G. Edwards & Sons, Inc., a securities brokerage and investment banking firm which has historically provided investment banking services to the Company; Director, Vice President, and Chief Financial Officer of A. G. Edwards, Inc. (NYSE), and of various subsidiaries.


      Information Regarding the Directors Who Are Not Nominees for Election and Whose Terms Continue Beyond 2000 or Expire during 2000


Jefferson  W.  Asher,  Jr.  ...  Independent   Management  Consultant  providing
assistance  to  corporations,   attorneys,   banking  institutions,   and  other
creditors; Director of California Beach Restaurants, Inc. (OTC).

red C. Ballman ... The Company's former Chairman and Chief Executive Officer (retired).

O. A. Baumann ... The Company's manufacturer's sales representative in St. Louis, Missouri, from 1947 to 1987 (retired).

R. S. Boreham,  Jr. ... The Company's Chairman of the Board since 1981 and Chief
Executive Officer from 1978 through 1992; Director of USA Truck, Inc. (NASDAQ).

Richard E. Jaudes ... Partner at Thompson Coburn LLP, a law firm which provides legal counsel to the Company; formerly a partner at Peper, Martin, Jensen, Maichel and Hetlage, a law firm which also provided legal counsel to the Company.

Robert J. Messey ... Vice President - Financial Services of Jacobs Engineering Group, Inc. (NYSE), a firm that specializes in engineering, construction, and architecture.

R. L. Qualls ... The Company's Vice Chairman of the Board since November 1996, Chief Executive Officer from 1993 through 1997, and President from 1990 through 1996; Director of Bank of the Ozarks, Inc. (NASDAQ).

                          General Information Regarding
                   Current Directors and Nominees for Election


                             Year of            Director           Current Term
             Name             Birth               Since               Expires
------------------------------------------ -------------------- ---------------
Jefferson W. Asher, Jr.       1924                1973                 2002
Merlin J. Augustine, Jr.      1943                 N/A                  N/A
Fred C. Ballman               1912                1992 *               2001
O. A. Baumann                 1921                1961                 2000
R. S. Boreham, Jr.            1924                1961                 2001
Richard E. Jaudes             1943                1999                 2002
John A. McFarland             1951                1996                 2000
Robert J. Messey              1946                1993                 2002
Robert L. Proost              1937                1988                 2000
R. L. Qualls                  1933                1987                 2001

 * Mr.  Ballman  was also a Director  of the  Company  from 1944 to 1982.



                    Information About the Board of Directors
                           and Committees of the Board

Board of Directors ... In addition to its normal responsibilities, the Board of Directors, as a whole, approves executive compensation. During the fiscal year ended January 1, 2000 ("fiscal year 1999"), the Board of Directors held four meetings. Below are the current committee memberships and other information about the committees of the Board of Directors.

                          Executive     Audit      Stock Option    Nominating
    Name                  Committee   Committee      Committee     Committee
-------------------------------------------------------------------------------
Jefferson W. Asher, Jr.                Chairman
--------------------------------------------------------------------------------
Fred C. Ballman
--------------------------------------------------------------------------------
O. A. Baumann
--------------------------------------------------------------------------------
R. S. Boreham, Jr.        Chairman                                     *
--------------------------------------------------------------------------------
Richard E. Jaudes                                        *
--------------------------------------------------------------------------------
John A. McFarland             *                                        *
--------------------------------------------------------------------------------
Robert J. Messey                          *          Chairman
--------------------------------------------------------------------------------
Robert L. Proost                          *              *
--------------------------------------------------------------------------------
R. L. Qualls                  *                                     Chairman
--------------------------------------------------------------------------------
Meetings held during
fiscal year 1999              8           3              5             1
================================================================================
     * Committee membership

Executive Committee ... Between meetings of the Board, the Executive Committee is empowered to act in lieu of the Board of Directors except on those matters for which the Board of Directors has specifically reserved authority to itself or as set forth in the Company's Bylaws, as amended. The Executive Committee administers the 1989 Stock Option Plan for Non-Employee Directors (the "1989 Plan"), which has expired except for options outstanding, and the 1996 Stock Option Plan for Non-Employee Directors (the "1996 Plan"). Because the Executive Committee is comprised of those directors who are also executive officers and employees of the Company, members of the Executive Committee are not eligible to participate in these two plans.

Audit Committee ... The Audit Committee performs the following functions: assists in the selection of independent auditors, directs and supervises investigations into matters relating to audit functions, reviews with independent auditors the plans and results of the audit engagement, reviews the degree of independence of the auditors, considers the range of audit and non-audit fees, and reviews the adequacy of the Company's system of internal accounting controls. The Audit Committee is comprised of non-employee directors.

Stock Option Committee ... The Stock Option Committee administers the Company's 1981 Incentive Stock Plan (the "1981 Plan"), 1987 Incentive Stock Plan (the "1987 Plan"), and 1994 Incentive Stock Plan (the "1994 Plan"). All of these plans are employee stock plans. The Stock Option Committee also administers the 1990 Stock Plan for District Managers (the "1990 Plan"). The 1981 Plan and 1987 Plan have expired except for outstanding options. Awards can be made from the 1994 Plan and the 1990 Plan. The Stock Option Committee has the exclusive authority to determine which of the eligible participants are to receive awards and to determine the amount and the terms and conditions of the awards made to each participant. The Stock Option Committee is comprised of non-employee directors.

Nominating Committee ... The Nominating Committee is responsible for searching for and reviewing possible candidates for the Board of Directors. The Committee is also responsible for proposing a slate of directors for election by the shareholders at each annual meeting and proposing candidates to fill any vacancies on the Board.

Director Compensation ... Under the terms of the 1996 Plan, each non-employee director received an option grant on January 29, 1999. Each grant included: (1) an option to purchase 3,240 shares of the Company's Common Stock having an exercise price of $19.8125 (the composite closing price of the Common Stock on that date), and (2) an option to purchase 2,160 shares of the Company's Common Stock having an exercise price of $9.90625 (50% of the composite closing price of the Common Stock on that date). The annual option grants become exercisable in five equal installments beginning on the grant's first anniversary. All options expire ten years after the grant date. Only non-employee directors are compensated for their services on the Board of Directors. A summary of the quarterly fees paid for board and committee service for fiscal year 1999 follows:

                        Executive       Audit        Stock Option     Nominating
             Director   Committee     Committee       Committee        Committee
----------- ---------- ------------ ------------- ----------------- ------------
Chairman        --         --          $ 3,000          $ 800             --
----------- ---------- ------------ ------------- ----------------- ------------
----------- ---------- ------------ ------------- ----------------- ------------
Member        $ 4,000      --          $ 2,000          $ 800             --
----------- ---------- ------------ ------------- ----------------- ------------

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 10, 2000, regarding all persons known to the Company to be the beneficial owners of more than five percent of the Company's Common Stock. The table also includes security ownership for each director of the Company, each nominee for election as a director, each of the executive officers named in the Summary Compensation Table (the "Named Executive Officers"), and all executive officers and directors as a group.

                                             Number of               Percent of
             Name                            Shares                   Class  (1)
------------------------------------- -------------------        ---------------

The Baldor Electric Company
Profit Sharing and Savings Plan            4,262,958   (2)              10.0 %
    P. O. Box 2400
    Fort Smith, Arkansas 72902

Fred C. Ballman                            3,031,304   (3)               8.9 %
    P. O. Box 6638
    Fort Smith, Arkansas 72906

R. S. Boreham, Jr.                         1,618,414   (4)               4.7 %

O. A. Baumann                                454,938   (5)               1.3 %

Lloyd G. Davis                               293,918   (6)               *

R. L. Qualls                                 278,037   (7)               *

John A. McFarland                            268,888   (8)               *

James R. Kimzey                              240,416   (9)               *

Jefferson W. Asher, Jr.                       79,459   (10)              *

Robert L. Proost                              65,040   (11)              *

Robert J. Messey                              47,889   (12)              *

Richard E. Jaudes                              1,066   (13)              *

Merlin J. Augustine, Jr.                         100   (14)              *

All executive officers and directors
    as a group (19 persons)                6,993,988   (15)             19.8 %

---------------

 *       Less than 1%.

(1) Percentage is calculated in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended. The numerator consists of the number of shares of the Company's Common Stock owned by each individual (including shares issuable upon exercise of employee stock options which are currently exercisable or exercisable within 60 days of March 10, 2000). The denominator consists of all issued and outstanding shares of the Company's Common Stock plus those shares that are issuable upon the exercise of employee stock options referenced above.

(2) Based on correspondence dated March 10, 2000, received from the trustee of the Company's Profit Sharing and Savings Plan, participants in such Plan have sole voting power and shared investment power over 4,262,958 shares.

(3) Shared voting and shared investment power over 3,020,504 shares; includes exercisable options to purchase 10,800 shares.

(4) Shared voting and shared investment power over 189,637 shares; sole voting and sole investment power over 1,257,032 shares; sole voting and shared investment power over 1,813 shares in the Profit Sharing and Savings Plan; includes exercisable options to purchase 169,932 shares.

(5) Shared voting and shared investment power over 427,938 shares; includes exercisable options to purchase 27,000 shares.

(6) Sole voting and sole investment power over 78,500 shares; shared voting and shared investment power over 13,334 shares; sole voting and shared investment power over 18,972 shares and shared voting and shared investment power over 2,746 shares in the Profit Sharing and Savings Plan; includes exercisable options to purchase 148,633 shares directly and 31,733 indirectly.

(7) Sole voting and sole investment power over 171,766 shares; shared voting and shared investment power over 7,219 shares; sole voting and shared investment power over 2,046 shares in the Profit Sharing and Savings Plan; includes exercisable options to purchase 97,006 shares.

(8) Sole voting and sole investment power over 14,803 shares; shared voting and shared investment power over 82,837 shares; sole voting and shared investment power over 28,448 shares in the Profit Sharing and Savings Plan; includes exercisable options to purchase 142,800 shares.

(9) Shared voting and shared investment power over 72,815 shares; sole voting and sole investment power over 23,579 shares; sole voting and shared investment power over 8,869 shares in the Profit Sharing and Savings Plan; includes exercisable options to purchase 135,153 shares.

(10) Sole voting and sole investment power over 70,819 shares; includes exercisable options to purchase 8,640 shares.

(11) Sole voting and sole investment power over 24,000 shares; shared voting and shared investment power over 6,480 shares; includes exercisable options to purchase 34,560 shares.

(12) Sole voting and sole investment power over 2,762 shares; shared voting and shared investment power over 1,927 shares;
         includes exercisable options to purchase 43,200 shares.

(13)     Sole voting and sole investment power.

(14)     Shared voting and shared investment power.

(15) Sole voting and sole investment power over 1,738,314 shares; shared voting and shared investment power over 3,913,522 shares; sole voting and shared investment power over 125,417 shares in the Profit Sharing and Savings Plan; includes exercisable options to purchase 1,216,735 shares.

                             EXECUTIVE COMPENSATION

The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to each of the Company's Named Executive Officers.


                                             Summary Compensation Table

                                                                           Long Term Compensation
                                                                      ------------------------------
                                              Annual Compensation              Awards        Payouts
                                           ------------------------   ---------------------  -------
                                                               Other  Restricted Securities              All
                                                              Annual     Stock   Underlying   LTIP       Other
 Name and Principal Position         Year  Salary  Bonus   Compensation  Awards    Options    Payouts    Compensation (1)
 ----------------------------     -------- ------  ------     ------- -------------------------------  ---------
                                             ($)     ($)         ($)         ($)     (#)       ($)         ($)
  R. S. Boreham, Jr.                 1999  363,000 362,000        0           0     23,400      0        53,975
  Chairman                           1998  350,000 332,710        0           0     25,000      0        58,657
                                     1997  325,000 320,287        0           0     26,000      0       102,512


  John A. McFarland                  1999  215,000 215,000        0           0     26,000      0        26,903
  President                          1998  190,000 171,108        0           0     25,000      0        19,230
                                     1997  160,000 147,825        0           0     26,000      0        20,977


  R. L. Qualls                       1999  188,000 187,000        0           0     15,600      0        33,879
  Vice Chairman                      1998  175,000 166,355        0           0     17,000      0        34,256
                                     1997  315,000 310,432        0           0     26,000      0        42,642


  Lloyd G. Davis                     1999  190,000 150,000        0           0     14,300      0        29,367
  Chief Financial Officer,           1998  160,000 129,282        0           0     17,000      0        21,113
  Executive Vice President -Finance, 1997  149,000 118,260        0           0     17,333      0        23,241
  Secretary, and Treasurer


  James R. Kimzey                    1999  163,000 127,000        0           0     14,300      0        23,215
  Executive Vice President -         1998  157,000 118,825        0           0     17,000      0        19,061
  Research and Engineering           1997  149,000 118,260        0           0     17,333      0        23,930

  ---------------

  (1) The amounts disclosed in this column include contributions by the Company Profit Sharing and Savings Plan, a defined contribution plan. This is two plans in one: a profit sharing plan and a 401(k) savings plan. The Company makes a contribution to the profit sharing plan equal to 12% of pre-tax earnings for participating companies. The contribution is allocated among eligible employees in proportion to their total compensation. The Company makes matching contributions to the savings plan at a rate no greater than 25% of the first 6% of the participating employee's compensation. Due to the limits on the total amount of Company and employee contributions, the above Named Executive Officers did not receive their full allocation amounts to the Profit Sharing and Savings Plan. The Company also maintains a split-dollar life insurance plan for all executive officers. The Company makes the premium payments on the split-dollar life insurance policies that vary according to age and insurance coverage for each officer. Each executive officer reimburses the Company for a portion of the premium that represents the full value attributable to term life coverage. The amounts included as compensation for each Named Executive Officer were calculated using the interest-foregone method that more accurately reflects the benefit received by the participant. The fiscal year 1999 amounts in this column represent Company contributions consisting of the following:

                           Contributions       Contributions     Split-Dollar
                              to the              to the        Life Insurance
     Name               Profit Sharing Plan    Savings Plan      Premiums
--------------------  ---------------------- ----------------   ---------
                                ($)                 ($)               ($)

 R. S. Boreham, Jr.           15,546               2,160            36,270
 John A. McFarland            15,546               1,881             9,476
 R. L. Qualls                 15,546               2,366            15,967
 Lloyd G. Davis               15,546               3,000            10,822
 James R. Kimzey              15,546               1,992             5,677


                                             Option Grants in Last Fiscal Year


                                                    Individual Grants
                          ----------------------------------------------------------------
                           Number of     % of Total                 Market
                          Securities       Options                   Price
                          Underlying     Granted to      Exercise     on                      Grant Date
                            Options     Employees in     or Base     Grant      Expiration     Present
         Name              Granted       Fiscal Year       Price     Date         Date          Value  (1)
----------------------    ----------    -------------    --------- --------     ---------    ----------
                              (#)                        ($/sh)     ($/sh)                       ($)
R. S. Boreham, Jr.          18,000 (2)       4.3%        19.44       19.44        2/7/2009      63,180
                             5,400 (3)       1.3%         9.72       19.44        2/7/2009      53,838


John A. McFarland           20,000 (2)       4.8%        19.44       19.44        2/7/2009      70,200
                             6,000 (3)       1.4%         9.72       19.44        2/7/2009      59,820


R. L. Qualls                12,000 (2)       2.9%        19.44       19.44        2/7/2009      42,120
                             3,600 (3)       0.9%         9.72       19.44        2/7/2009      35,892


Lloyd G. Davis              11,000 (2)       2.7%        19.44       19.44        2/7/2009      38,610
                             3,300 (3)       0.8%         9.72       19.44        2/7/2009      32,901


James R. Kimzey             11,000 (2)       2.7%        19.44       19.44        2/7/2009      38,610
                             3,300 (3)       0.8%         9.72       19.44        2/7/2009      32,901

--------------

  (1) The Company used the Black-Scholes option pricing model to determine grant date present value. Calculations are based on a ten-year option term and the following weighted average variables assumptions: expected option life of 8 years; interest rate of 5.1%; annual dividend yield of 2.1%; and volatility of 2.3%. Because the present values are based on estimates and assumptions, the amounts reflected in this table may not be achieved.

  (2) Incentive stock options to purchase shares of Common Stock of the Company were granted at the composite closing price of the Common Stock on the date of grant and are 100% exercisable six months and one day following the grant date.

  (3) Non-qualified options to purchase shares of restricted Common Stock of the Company were granted at 50% of the composite closing price of the Common Stock on the date of grant with full vesting occurring on the fifth anniversary date. Vesting may be accelerated by early exercise or when certain events relating to change of the Company's ownership occur. Until vesting occurs, the restricted shares acquired on exercise of such options: (a) have dividend rights, (b) may be voted, (c) cannot be sold or transferred until they are vested, and (d) are forfeitable under certain circumstances. The options are 100% exercisable six months and one day following the grant date.


                 Aggregated Option Exercises in Last Fiscal Year
                            and FY-End Option Values

                                    Number of
                                                         Securities Underlying                Value of
                          Shares                              Unexercised                    Unexercised
                        Acquired on     Value                   Options                 In-the-Money Options
          Name           Exercise     Realized  (1)            at FY-End (#)                 at FY-End ($)    (2)
  -------------------- ------------  ----------       -----------------------------------------------------------
                           (#)           ($)         (Exercisable) (Unexercisable)  (Exercisable) (Unexercisable)
                                                     ------------- ---------------  ------------- ---------------

  R. S. Boreham, Jr.        8,800       120,543         177,032              0          786,954             0

  John A. McFarland        39,520       491,541         142,800              0          639,562             0

  R. L. Qualls              7,219        37,254          97,006              0          387,724             0

  Lloyd G. Davis           12,066       134,102         183,366              0        1,042,760             0

  James R. Kimzey          28,800       407,325         135,153              0          898,378             0

  ---------------

  (1) Represents the difference between the option exercise price and the composite closing price of the Common Stock on the date of exercise multiplied by the number of shares acquired upon exercise.

  (2) Represents the difference between the $18.125 composite closing price of the Common Stock as reported by the New York Stock Exchange on December 31, 1999, the last trading day of fiscal year 1999, and the exercise price of the options multiplied by the number of shares of Common Stock underlying the options. The numbers shown reflect the value of options accumulated over an nine-year period.


                         Change-of-Control Arrangements

Pursuant to agreements under the 1987 Plan and the 1994 Plan, outstanding restricted Common Stock of the Company acquired by an early exercise of a non-qualified stock option will fully vest and be free of restrictions without the requirement of any further act by the Company or shareholder in the event of a "Change-of-Control" of the Company as defined in those agreements.

           Compensation Committee Interlocks and Insider Participation

Although the Company has no standing compensation committee of the Board of Directors, the Executive Committee performs functions similar to those customarily performed by such committees by making recommendations to the Board; however, the Board of Directors, as a whole, approves the salary and bonus remuneration arrangements for directors and executive officers. The Stock Option Committee administers the 1981 Plan, the 1987 Plan, and the 1994 Plan, all Plans relating to employees. The Executive Committee administers the 1989 Plan and the 1996 Plan, both relating to non-employee directors. The 1981 Plan, the 1987 Plan, and the 1989 Plan have expired except for options outstanding. The members of the Executive Committee are the following directors who are also executive officers: R. S. Boreham, Jr., John A. McFarland, and R. L. Qualls. The members of the Stock Option Committee are the following non-employee directors: Richard
E. Jaudes, Robert J. Messey, and Robert L. Proost.

           Report of the Board of Directors on Executive Compensation


The Company applies a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives. The Company strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and shareholders.

The Company's Officers' Compensation Plan (the "Plan") is objective, formula driven, and has been consistently applied since 1973. The Plan is designed to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value. The primary goals of the Plan are to ensure that total compensation is fair internally, is competitive externally, and offers performance motivation. For purposes of this report, total compensation is defined as salary plus bonus. The Plan combines annual base compensation with a bonus based upon the Company's performance. The Company believes that the goals of the Plan are met by providing competitive compensation that will motivate and retain key employees.

Total compensation for all executive officers is established within the range of salaries and bonuses for persons holding similar positions at other comparably-sized manufacturing companies utilizing independent salary survey data. The survey data is a composite of all manufacturing companies that are comparably sized based upon sales volume. The independent survey does not provide a detailed list of all participating companies; however, many of the participating companies are listed, some of which are included in the Performance Graph. In general, the total compensation for all executive officers is expected to be slightly below the median for similar positions compared to the independent survey data. This is accomplished by establishing the annual base portion of compensation at the low end of the survey with the potential incentive portion being slightly above the median. This results in a greater emphasis being placed upon the Company's performance.

The total compensation individual officers may earn is subjective based upon the individual's position, experience, and ability to impact the Company's performance. In establishing each officer's annual base and potential bonus portion of compensation, additional consideration includes the individual's past performance, initiative and achievement, and future potential, as well as the Company's performance.

The potential bonus pool is based upon the sales and earnings performance of the Company and the relative weights are 75% sales and 25% earnings. Compensation attributable to the sales component increases or decreases in relation to sales. Compensation attributable to the earnings component increases if earnings exceed a percentage of shareholders' equity as determined by the Board of Directors and decreases if earnings are less than such amount. Each individual executive officer's participation in the potential bonus pool is determined as described above and is assigned such that if the Company achieves its sales and earnings objectives, the salary and bonus combined will be competitive with the industry and will remain consistent with the Company's philosophy and the Plan. The outcome of the Company's sales and earnings for fiscal year 1999 resulted in actual bonuses equaling 44% to 50% of total compensation for the Named Executive Officers.

During fiscal year 1999, the Company's Executive Committee of the Board as a whole performed the functions similar to "CEO" responsibilities. The members of the Executive Committee are R. S. Boreham, Jr., John A. McFarland, and R. L. Qualls. Each member of the Company's Executive Committee of the Board is an employee of the Company and is one of the Named Executive Officers. The total compensation for each individual member of the Executive Committee is slightly below the median of comparably sized manufacturing companies. The total compensation for each member was competitive and reflective of the Company's performance. The members of the Executive Committee as a whole had 50% of their total compensation at risk in the form of performance bonuses.

The Company also maintains stock option plans to provide additional incentives to executive officers and other employees to work to maximize shareholder value. The Stock Option Committee has granted incentive options to purchase shares of Common Stock of the Company (at the composite closing price of the Common Stock on the date of grant) and non-qualified options to purchase shares of restricted stock (at 50% of the composite closing price of the Common Stock on the date of grant) to executive officers and other employees. Grants were made in fiscal year 1999 to Named Executive Officers and other employees to continue to encourage long-term growth and profitability. The number of options granted to each executive officer is subjective based upon individual performance, future potential, and ability to impact the Company's performance.

Each member of the Company's Executive Committee of the Board received incentive stock options to purchase shares of Common Stock. The decision regarding the number of options granted to each member individually is subjective based upon the ability of the individual to impact the Company's performance as well as individual performance and future potential. The members of the Executive Committee as a whole received incentive stock options to purchase 65,000 shares of Common Stock, which represented 16% of the total shares granted.

The Board of Directors, as a whole, and the Board's Executive Committee and Stock Option Committee, as appropriate, continually review the executive compensation policies in regards to Section 162(m) of the Internal Revenue Code of 1986, as amended, pertaining to the Company's $1,000,000 deductibility limitation for applicable compensation paid to Named Executive Officers. In 1999, the deductibility of the Company's executive compensation was not affected by the limitation under Section 162(m).



                               BOARD OF DIRECTORS

     R. S. Boreham, Jr. .......................Chairman

     Jefferson W. Asher, Jr.                   Richard E. Jaudes
     Fred C. Ballman                           Robert J. Messey
     O. A. Baumann                             Robert L. Proost
     John A. McFarland                         R. L. Qualls

                                Performance Graph




                 Comparison of Five-Year Cumulative Total Return
            Among Baldor Electric Company, the S&P 500 Index, and the
             Dow Jones Electrical Components & Equipment Group Index


 -----------------------------------------------------------------------------
              Dec-94      Dec-95      Dec-96     Dec-97     Dec-98    Dec-99
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Baldor       100.00      113.67      141.68     169.21     160.75    147.28
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 S&P 500      100.00      137.58      169.17     225.60     290.08    351.12
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 DJ ELQ       100.00      128.57      166.30     189.74     221.85    278.84
 -----------------------------------------------------------------------------

                    Assumes $100 invested at year-end 1994 in
               Baldor Electric Company, the S&P 500 Index, and the
             Dow Jones Electrical Components & Equipment Group Index

-----------------------------------------------------------------------------
                   Compound Annual Growth Rate
-----------------------------------------------------------------------------
------------ --------------------------------------- ------------------------
Baldor                          $147                     8.1%
------------ --------------------------------------- ------------------------
------------ --------------------------------------- ------------------------
S&P 500                         $351                    28.6%
------------ --------------------------------------- ------------------------
------------ --------------------------------------- ------------------------
DJ ELQ                          $279                    22.8%
------------ --------------------------------------- ------------------------

                              SHAREHOLDER PROPOSALS

Any shareholder of the Company eligible to vote in an election may make shareholder proposals and nominations for the 2001 Annual Meeting. In order to be considered for inclusion in the 2001 Proxy Statement and considered at the 2001 Annual Meeting, all shareholder proposals, nominations, and notifications must: (1) comply with the Company's Bylaws, as amended, and (2) be appropriately received by the Secretary of the Company on or after September 25, 2000, and on or before November 24, 2000. The Nominating Committee of the Company's Board of Directors will consider candidates for Board membership proposed by shareholders who have complied with these procedures.


                              INDEPENDENT AUDITORS

The Company is presently utilizing the services of Ernst & Young LLP, which has been the Company's independent auditor since 1972. The Audit Committee and the Board of Directors will consider the reappointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 30, 2000, at the Company's next regular Board of Directors meeting in April. The Company has no reason to believe that Ernst & Young LLP will not be reappointed; however, no final determination has yet been made by the Board of Directors. Representatives of Ernst & Young LLP will be present at the Annual Meeting with an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.


                                  OTHER MATTERS

The Board of Directors knows of no other matters to be presented for consideration at the meeting by the Board of Directors or by shareholders who have requested inclusion of proposals in the Proxy Statement. If any other matter shall properly come before the meeting, the persons named in the accompanying form of proxy intend to vote on such matters in accordance with their judgment.



March 24, 2000

(  TOP OF FRONT OF PROXY CARD  )

                                    [ LOGO ]

COMMON STOCK                                                      COMMON STOCK
                             BALDOR ELECTRIC COMPANY

               Proxy Solicited on Behalf of the Board of Directors
              for Annual Meeting of Shareholders on April 29, 2000

The undersigned hereby appoints R. S. Boreham, Jr. and R. L. Qualls, and each of them, with power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Shareholders of Baldor Electric Company, to be held in the Breedlove Auditorium of Westark College, 5210 Grand Avenue, Fort Smith, Arkansas, on Saturday, April 29, 2000, at 10:30 a.m., local time, and all adjournments thereof, and there to vote, as indicated on the reverse side of this proxy card, the shares of Common Stock of Baldor Electric Company which the undersigned is entitled to vote with all the powers the undersigned would possess if present at the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and all adjournments thereof.

  If no direction is made, this proxy will be voted FOR the election directors.

                   PLEASE VOTE, DATE, AND SIGN ON REVERSE AND
                    RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED? _________________________________________________
==============================================================================

DO YOU HAVE ANY COMMENTS? _________________________________________________
==============================================================================

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                          ( PERFORATION FOR TEAR OFF )

(  BOTTOM OF FRONT OF PROXY CARD  )

                              FOLD AND DETACH HERE




                   Continental Stock Transfer & Trust Company
               is the transfer agent for Baldor Electric Company.

            Access to your Baldor shareholder account information and other shareholder services are now available on the Internet!

                            www.continentalstock.com

Through this new service, Baldor shareholders can select a Personal Identification Number or "PIN" to secure access to personal shareholder records. With a PIN, shareholders can change addresses, receive electronic forms, and view account transaction and dividend history.

To access this new service, visit the website listed above. From the home page, select "ContinentaLink Full Service". From there, you can either Test Drive the service (choose the "Test Drive" button) or you can Sign-Up (choose the "Sign-Up" button). If you choose to sign-up, enter your taxpayer identification number or social security number as your ID Number. Your personal Security Code can be found on the reverse side of this card in the bottom left corner. Enter any four alphanumeric characters you would like to use for your PIN. Re-enter the same PIN in the PIN Verification field. Your PIN will be activated overnight, and you will be able to access your shareholder records the following day. If you need assistance with this process, please contact Continental at 1-800-509-5586.

(  TOP OF BACK OF PROXY CARD  )

                                  Proxy by Mail
                                                          Please mark your
                                                          votes like this [ X ]

BALDOR ELECTRIC COMPANY                        COMMON STOCK

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR":

1.  Election of Directors                      For All      Withhold   For All
                                               Nominees                  Except
                                                [    ]       [    ]     [    ]

     Nominees: Merlin J. Augustine, Jr., John A. McFarland, Robert L. Proost

      To withhold authority to vote for any nominees listed above, mark the "For All Except" box and write the name(s) of the nominee(s) from whom you wish to withhold authority to vote in the space provided below.
           -----------------------------------------------------------

Mark box at right if you plan to attend the Annual  Meeting on April 29, 2000.

Please be sure to sign and date this Proxy Card.

IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE INSTRUCTIONS BELOW

                                                  COMPANY NUMBER:

                                                  PROXY NUMBER:

                                                  ACCOUNT NUMBER:

Signature ________________ Signature __________________   Date ______________

Please sign exactly as your name(s) appear(s) hereon. When signing as Attorney, Executor, Trustee, Guardian, or Officer of a Corporation, please give title as such. For joint accounts, all named holders should sign. If you receive more than one proxy card, please sign all cards and return in the accompanying postage-paid envelopes.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                          ( PERFORATION FOR TEAR OFF )

(  BOTTOM OF BACK OF PROXY CARD  )

                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE



                          VOTE BY TELEPHONE OR INTERNET
                   [ TELEPHONE GRAPHIC ] [ COMPUTER GRAPHIC ]
                        QUICK * * * EASY * * * IMMEDIATE

                             BALDOR ELECTRIC COMPANY

o You can now vote your shares electronically through the Internet or the telephone.
o     This eliminates the need to return the proxy card.
o Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed, dated, and returned the proxy card.

TO VOTE YOUR PROXY BY INTERNET

www.continentalstock.com

Have your proxy card in hand when you access the above website. Select "ContinentaLink Proxy Voting". You will be prompted to enter the company number, proxy number, and account number to create an electronic ballot. Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL

Mark, sign, and date your proxy card above, detach it, and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE

1-800-293-8533

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number, and account number. Follow the voting instructions to vote your shares.

                  PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED
                                 ELECTRONICALLY

SECURITY CODE:

 (  TOP OF FRONT OF DIRECTION CARD  )

                                    [ LOGO ]

PROFIT SHARING AND SAVINGS PLAN                 PROFIT SHARING AND SAVINGS PLAN

                             BALDOR ELECTRIC COMPANY

                Annual Meeting of Shareholders on April 29, 2000

The undersigned, a participant in the Baldor Electric Company Profit Sharing and Savings Plan (the "Plan") hereby directs Wachovia Bank of North Carolina, N.A., as Trustee (the "Trustee") of the Plan Trust (the "Trust"), at the Annual Meeting of Shareholders of Baldor Electric Company, to be held in the Breedlove Auditorium of Westark College, 5210 Grand Avenue, Fort Smith, Arkansas, on Saturday, April 29, 2000, at 10:30 a.m., local time, and all adjournments thereof, to vote, as indicated on the reverse side of this direction card, the shares of Common Stock of Baldor Electric Company which the undersigned is entitled to vote with all the powers the undersigned would possess if present at the meeting.

This direction card, when properly executed, will be voted in the manner directed herein by the undersigned participant. As Trustee, you are authorized to vote the shares of the undersigned upon such other business as may properly come before the meeting and all adjournments thereof.

                            If no direction is made,
        voting will be controlled by the terms of the Plan and the Trust.

                   PLEASE VOTE, DATE, AND SIGN ON REVERSE AND
                    RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED? __________________________________________________
============================================================================

DO YOU HAVE ANY COMMENTS? _________________________________________________
===========================================================================

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                          ( PERFORATION FOR TEAR OFF )

(  BOTTOM OF FRONT OF DIRECTION CARD  )

                              FOLD AND DETACH HERE




          Wachovia Bank of North Carolina, N.A. is the trustee for the Baldor Electric Company Profit Sharing and Savings Plan.

                   Access to your Baldor investment elections
                       are now available on the Internet!

                           www.wachoviaretirement.com

To access this service, visit the website above. You will be asked for your Social Security Number and your 4 digit Personal Identification Number (PIN). If you do not know your PIN, you should call Wachovia at 888-367-7526 as soon as possible to request a new PIN. Wachovia will mail a new PIN directly to your home.

(  TOP OF BACK OF DIRECTION CARD  )

                                  Proxy by Mail
                     Please mark your votes like this [ X ]

BALDOR ELECTRIC COMPANY                      PROFIT SHARING AND SAVINGS PLAN

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR":

 1.  Election of Directors           For All         Withhold          For All
                                     Nominees                           Except
                                     [    ]           [    ]            [    ]

    Nominees:    Merlin J. Augustine, Jr., John A. McFarland, Robert L. Proost

      To withhold authority to vote for any nominees listed above, mark the "For All Except" box and write the name(s) of the nominee(s) from whom you wish to withhold authority to vote in the space provided below.
           -----------------------------------------------------------

Mark box at right if you plan to attend the Annual  Meeting on April 29, 2000.

Please be sure to sign and date this Direction Card.

IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE INSTRUCTIONS BELOW

                                      COMPANY NUMBER:

                                      PROXY NUMBER:

                                      ACCOUNT NUMBER:

Signature ___________________ Signature ___________________ Date ______________

Please sign exactly as your name(s) appear(s) hereon. When signing as Attorney, Executor, Trustee, Guardian, or Officer of a Corporation, please give title as such. For joint accounts, all named holders should sign. If you receive more than one direction card, please sign all cards and return in the accompanying postage-paid envelopes.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                          ( PERFORATION FOR TEAR OFF )

(  BOTTOM OF BACK OF DIRECTION CARD  )

                     FOLD AND DETACH HERE AND READ THE REVERSE SIDE



                          VOTE BY TELEPHONE OR INTERNET
                   [ TELEPHONE GRAPHIC ] [ COMPUTER GRAPHIC ]
                        QUICK * * * EASY * * * IMMEDIATE

                             BALDOR ELECTRIC COMPANY

o You can now vote your shares electronically through the Internet or the telephone.
o     This eliminates the need to return the direction card.
o Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed, dated, and returned the direction card.

TO VOTE YOUR PROXY BY INTERNET

www.continentalstock.com

Have your direction card in hand when you access the above website. Select "ContinentaLink Proxy Voting". You will be prompted to enter the company number, proxy number, and account number to create an electronic ballot. Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL

Mark, sign, and date your direction card above, detach it, and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE

1-800-293-8533

Use any touch-tone telephone to vote your proxy. Have your direction card in hand when you call. You will be prompted to enter the company number, proxy number, and account number. Follow the voting instructions to vote your shares.

                  PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED
                                 ELECTRONICALLY



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